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            Pioneer Gold Shares

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            ANNUAL REPORT 10/31/97
            --------------------------------------

Table of Contents
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Letter from the Chairman                                                 1

Portfolio Summary                                                        2

Performance Update                                                       3

Portfolio Management Discussion                                          6

Schedule of Investments                                                  9

Financial Statements                                                    11

Notes to Financial Statements                                           17

Report of Independent Public Accountants                                23

Trustees, Officers and Service Providers                                24

Programs and Services for Pioneer Shareowners                           26

Retirement Plans from Pioneer                                           28

The Pioneer Family of Mutual Funds                                      29

Pioneer Gold Shares

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LETTER FROM THE CHAIRMAN 10/31/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

I am pleased to introduce this report for Pioneer Gold Shares, covering its fiscal year ended October 31, 1997. I thank you for your interest and this opportunity to comment on today's investing environment.

At the end of your Fund's fiscal year, the world's stock markets demonstrated unprecedented volatility. In the United States, we saw the Dow Jones Industrial Average take a break from its ex hilarating upward climb to experience - in the space of two days - its biggest one-day point drop and its biggest one-day point gain. Asian markets plunged suddenly after languishing for months as they digested currency and economic changes. European markets bounced around, shaken by the drop in Asia and then heartened by the speedy U.S. rebound. Even Latin American markets were affected in a chain reaction.

Of course, Pioneer Gold Shares' performance is directly tied to the state of precious metals rather than the general stock market. Even so, the past weeks demonstrated how extremely difficult, if not impossible, it is for anyone to "time the market" - to buy only when prices are lowest and sell only when prices are highest. This is doubly true for the fast-moving gold-related markets. We have always advocated buying a stock because you want to invest in a business, at a price reflecting a realistic outlook for the company's prospects. We also believe in holding a stock until it rises to its full value, or we have reason to believe it won't meet our expectations. Market swings are always unnerving but they don't distract us, and shouldn't distract you, from long-term strategies designed to meet long-term goals.

I encourage you to read on to learn more about Pioneer Gold Shares. If you have questions about your Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.

Respectfully,


/S/ John F. Cogan, Jr.
John F. Cogan, Jr.,
Chairman and President


                                                                               1
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Pioneer Gold Shares

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PORTFOLIO SUMMARY 10/31/97
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Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

U.S. Common Stocks 44%
International Common Stocks 30%
Depositary Receipts for International Stocks 13%
Short-Term Cash Equivalents 13%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[PIE CHART]

United States 51%
Canada 27%
Australia 10%
South Africa 10%
Ghana 2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

--------------------------------------------------------------------------------
1. Newmont Mining Corp.      17.37%       6. Homestake Mining Co.          4.75%
--------------------------------------------------------------------------------
2. Placer Dome, Inc.          9.20        7. Cambior, Inc.                 4.28
--------------------------------------------------------------------------------
3. Getchell Gold Corp.        8.61        8. TVX Gold Inc.                 4.23
--------------------------------------------------------------------------------
4. Freeport-McMoRan Copper                9. Normandy Mining Ltd.          4.05
   & Gold Inc.                8.57
--------------------------------------------------------------------------------
5. Battle Mountain Gold Co.   5.84       10. Vaal Reefs Exploration
                                             & Mining Co., Ltd. (A.D.R.)   3.82
--------------------------------------------------------------------------------
Fund holdings will vary for other periods.


2
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Pioneer Gold Shares

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PERFORMANCE UPDATE 10/31/97                                       CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share            10/31/97       10/31/96
                     $5.77          $7.81

Distributions per Share       Income      Short-Term        Long-Term
(10/31/96 - 10/31/97)         Dividends   Capital Gains     Capital Gains
                                  -              -          $0.089

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of October 31, 1997)
[boxed text]

                  Net Asset   Public Offering
Period              Value         Price*
Life-of-Fund        -1.63%        -2.42%
(7/25/90)
5 Years              3.03          1.80
1 Year             -25.24        -29.57
--------------------------------------------------------------------------------

* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Growth of $10,000
                       Pioneer Gold      Standard & Poor's
      Date                Shares*           500 Index

       7/25/90            9,425             10,000
      10/31/90            7,614              8,597
                          7,329             10,794
      10/31/91            7,643             11,477
                          6,691             12,311
      10/31/92            7,207             12,616
                          9,170             13,446
      10/31/93           10,660             14,494
                         10,588             14,162
      10/31/94           11,376             15,055
                         10,688             16,628
      10/31/95            9,743             19,023
                         12,680             21,639
      10/31/96           11,190             23,593
                          9,482             27,073
      10/31/97            8,366             31,168

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer Gold Shares

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PERFORMANCE UPDATE 10/31/97                                       CLASS B SHARES
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Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share            10/31/97       10/31/96
                     $5.61          $7.65

Distributions per Share       Income      Short-Term        Long-Term
(10/31/96 - 10/31/97)         Dividends   Capital Gains     Capital Gains
                                 -              -           $0.089

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of October 31, 1997)
[boxed text]

                  If          If
Period           Held      Redeemed*
Life-of-Fund     -8.58%      -9.35%
(4/4/94)
1 Year           -25.77     -28.70
--------------------------------------------------------------------------------

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

Growth of $10,000
                       Pioneer Gold      Standard & Poor's
      Date                Shares*           500 Index

        4/4/94           10,000             10,000
       4/30/94            9,438             10,273
                          9,413             10,521
      10/31/94           10,077             10,921
                          8,059             10,956
       4/30/95            9,464             12,062
                          9,719             13,259
      10/31/95            8,595             13,800
                         11,111             15,181
       4/30/96           11,124             15,697
                          9,974             15,443
      10/31/96            9,770             17,115
                          9,049             19,176
       4/30/97            8,248             19,639
                          7,924             23,490
      10/31/97            7,037             22,610

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer Gold Shares

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PERFORMANCE UPDATE 10/31/97                                       CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share            10/31/97       10/31/96
                     $5.62          $7.65

Distributions per Share       Income      Short-Term        Long-Term
(10/31/96 - 10/31/97)         Dividends   Capital Gains     Capital Gains
                                 -              -           $0.089

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Gold Shares, compared to the growth of the Standard & Poor's 500 Index.

--------------------------------------------------------------------------------
Average Annual Total Returns
(As of October 31, 1997)
[boxed text]

                  If          If
Period           Held      Redeemed*
Life-of-Fund    -21.56%     -21.56%
(1/31/96)
1 Year          -25.64      -25.64
--------------------------------------------------------------------------------

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to investments sold within one year of purchase.

Growth of $10,000
                       Pioneer Gold      Standard & Poor's
      Date                Shares*           500 Index

        1/31/96           10,000             10,000
                          10,138             10,069
                          10,034             10,203
        4/30/96           10,000             10,340
                          10,460             10,577
                           9,069             10,660
        7/31/96            8,966             10,172
                           9,322             10,364
                           8,770             10,987
       10/31/96            8,793             11,274
                           8,563             12,101
                           8,516             11,902
        1/31/97            8,144             12,632
                           9,401             12,706
                           8,144             12,223
        4/30/97            7,423             12,937
                           7,818             13,695
                           7,283             14,352
        7/31/97            7,132             15,473
                           7,190             14,585
                           7,865             15,426
       10/31/97            6,539             14,894

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Returns and share prices fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5
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Pioneer Gold Shares

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PORTFOLIO MANAGEMENT DISCUSSION 10/31/97
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

We are pleased to present your annual report for Pioneer Gold Shares. From October 31, 1996 to October 31, 1997, we witnessed significant changes in gold and gold-related investments. It was, in all honesty, a tough 12-month period for the gold sector. The price of gold declined 17.62% over the past year, and even though the Fund performed well in comparison to its peers, the overall drop in gold prices played a significant role in your Fund's yearly performance.

Focusing on larger, high-quality companies proved successful for your Fund. For the one-year period, the 41 gold-related funds tracked by Lipper Analytical Services posted an average return of -33.17%, while Pioneer Gold Shares posted a return at net asset value of -25.24% for Class A Shares. (Lipper Analytical is an independent firm that reports mutual fund performance.) It is important to keep in mind that investing in funds that focus on one industry, such as gold, involves special risks and higher volatility, with the potential for both sizable gains and losses.

Turbulent Time for Gold

From gold's six-year high of $415.50 back on February 2, 1996, prices have steadily declined, hitting $311.45 per ounce on October 31, 1997. On a global scale, this year traditional buyers and holders of gold started to reverse their positions and sell large quantities of the precious metal. During the first week of July, Australia's central bank startled the already distraught gold market by selling a portion of its gold reserves. Since then, Switzerland's central bank has also unveiled plans to reduce its gold holdings. Furthermore, European countries gearing up for the new European Union may soon cut down on the amount of gold they hold in reserve to comply with economic measures required for their participation. Japan, South Korea and other Southeastern Asian countries have been traditionally large buyers of gold, but recent volatility and economic woes in these markets have added to gold's decline.


6
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Pioneer Gold Shares

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Historically, gold prices have risen when stocks prices have fallen, and also have tended to increase in price during inflationary periods. Now, with stock prices pushing higher and few signs of inflation around the globe, investors have turned away from gold. They have grown to favor stocks, and the possibility of double-digit returns are holding their interest. But as stock prices climb higher, their risk increases. It is a real possibility that if stock markets become more volatile, investors could move toward investments, like gold, that have performed better as stocks prices have come down.

Fund Focuses on Established, High-Quality Companies

The Fund has continued to invest in well-established mining companies with vast gold reserves, strong track records of low-cost production and little, if any, dependency on exploration. We veer away from small, speculative companies. While less-established companies often sparkle, they also often fade. Bre-X, a small gold company we avoided for the Fund, offers a good example why. Bre-X performed well after the company announced strong gold finds. When the smoke cleared, however, the amount uncovered was less than first thought, sending shockwaves throughout the gold-mining world, and driving more investors toward the type of companies we've always favored.

We rely on solid research to understand each individual company in the portfolio and know, well ahead of our buying time, the exact details of a prospective company: how much it costs them to produce an ounce of gold, how they have performed in the past, the political and economic conditions where they do business. We also prefer larger companies with more stable cost structures than their competitors. The Fund's single largest investment, Newmont Mining, acquired Santa Fe Pacific Gold in mid-March to form the largest gold production company in North America with proven reserves. After the acquisition, Newmont Mining swelled to 17.37% of equity holdings as of October 31, 1997, a


                                                                               7
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Pioneer Gold Shares

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PORTFOLIO MANAGEMENT DISCUSSION 10/31/97                             (continued)
--------------------------------------------------------------------------------

position we intend to slim down to about 10% in the first quarter of the new fiscal year. Especially in today's environment, it's imperative for the cost of producing an ounce of gold to be lower than the price of gold per ounce. Larger companies like Newmont Mining should benefit, while smaller companies with higher costs will suffer in tough times like these.

The Fund's position in South African companies had come down to 10% of equity holdings by the end of the fiscal year. Although rich in natural resources, the country continues to be plagued by economic instability and political unrest. Profits of companies here, including Vaal Reefs Exploration & Mining, are closely tied to the price of gold and their stock prices tend to rise higher and fall lower when gold moves. Companies like these have the potential to perform favorably should gold prices rebound, although they really suffered in 1997.

Looking Ahead

The past year was volatile for gold and gold-related investments. We hope to see some stability come back into the market once Switzerland and other European countries announce their economic plans. They may, or may not, sell a portion of their gold reserves; but if even one sells, gold prices should benefit from the reduced uncertainty in the market. Additionally, buying from Southeastern Asian countries has stalled. After short-term fluctuations in their financial markets and currencies, we believe Asian markets will resume their role as a major buyer of gold. We continue to position the portfolio in top-notch companies from around the globe and look forward to managing the Fund in the coming months.

Respectfully,


/s/ David D. Tripple
David D. Tripple,
Portfolio Manager


8
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Pioneer Gold Shares

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SCHEDULE OF INVESTMENTS 10/31/97
--------------------------------------------------------------------------------

Shares                                                                     Value
             COMMON STOCKS - 86.8%
             Precious Metals - 86.8%
             Australia - 8.7%
   152,400   Lihir Gold Ltd.*                                         $  207,920
    32,100   Lihir Gold Ltd. (Sponsored A.D.R.)*                         866,700
   287,700   Newcrest Mining Ltd.                                        427,108
 1,105,832   Normandy Mining Ltd.                                      1,205,399
   110,000   Sons of Gwalia NL                                           291,715
                                                                      ----------
                                                                      $2,998,842
                                                                      ----------

             Canada - 23.1%
    48,000   Agnico-Eagle Mines Ltd.                                  $  342,000
    19,742   Barrick Gold Corp.                                          405,945
   163,000   Cambior, Inc.                                             1,275,633
    66,800   Euro-Nevada Mining Corp.                                  1,014,312
   176,800   Placer Dome, Inc.                                         2,740,400
    29,300   Teck Corp. (Class B)                                        509,348
   296,650   TVX Gold Inc.*                                            1,260,763
   177,400   Viceroy Resources Corp.*                                    377,621
                                                                      ----------
                                                                      $7,926,022
                                                                      ----------

             Ghana - 1.6%
    55,000   Ashanti Goldfields Co., Ltd. (G.D.R.)                    $  543,125
                                                                      ----------

             South Africa - 9.2%
    93,900   Driefontein Consolidated Ltd. (Sponsored A.D.R.)         $  674,906
    39,600   Free State Consolidated Gold Mines, Ltd. (A.D.R.)           202,950
   206,800   Kloof Gold Mining Co., Ltd. (Sponsored A.D.R.)              904,750
    15,915   Anglo American Platinum Corp. Ltd. (A.D.R.)                 238,327
   263,600   Vaal Reefs Exploration & Mining Co., Ltd. (A.D.R.)        1,136,775
                                                                      ----------
                                                                      $3,157,708
                                                                      ----------


The accompanying notes are an integral part of these financial statements.     9

Pioneer Gold Shares

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SCHEDULE OF INVESTMENTS 10/31/97                                     (continued)
--------------------------------------------------------------------------------

Shares                                                                     Value
                 United States - 44.2%
     33,800      Amax Gold Inc.*                                      $  166,888
    283,736      Battle Mountain Gold Co.                              1,737,883
     14,500      Coeur d'Alene Mines Corp.*                              150,437
    141,900      Echo Bay Mines Ltd.                                     576,469
    110,600      Freeport-McMoRan Copper & Gold Inc.                   2,550,712
     71,250      Getchell Gold Corp.*                                  2,565,000
    160,095      Hecla Mining Co.*                                       820,487
    114,190      Homestake Mining Co.                                  1,413,101
    147,780      Newmont Mining Corp.                                  5,172,300
                                                                    ------------
                                                                     $15,153,277
                                                                    ------------
                 Total Precious Metals                               $29,778,974
                                                                    ------------
                 TOTAL COMMON STOCKS
                 (Cost $39,014,600)                                  $29,778,974
                                                                    ------------

Principal
   Amount
            TEMPORARY CASH INVESTMENTS - 13.2%
            Commercial Paper - 13.2%
$1,116,000  Ford Motor Credit Co., 5.55%, 11/03/97                   $ 1,116,000
   713,000  Household Finance Corp., 5.55%, 11/06/97                     713,000
 1,432,000  Prudential Funding Corp., 5.56%, 11/04/97                  1,432,000
 1,267,000  Travelers Property Casualty Corp., 5.58%, 11/05/97         1,267,000
                                                                    ------------
            TOTAL TEMPORARY CASH INVESTMENTS
            (Cost $4,528,000)                                        $ 4,528,000
                                                                    ------------
            TOTAL INVESTMENT IN SECURITIES - 100%
            (Cost $43,542,600) (a)(b)                                $34,306,974
                                                                    ============

*     Non-income producing security.

(a)   At October 31, 1997, the net unrealized loss on investments based on cost for federal income tax purposes of $43,551,743 was as follows:
         Aggregate gross unrealized gain for all investments
            in which there is an excess of value over tax cost       $1,848,246
         Aggregate gross unrealized loss for all investments
            in which there is an excess of tax cost over value      (11,093,015)
                                                                    ------------
         Net unrealized loss                                        $(9,244,769)
                                                                    ============

(b) At October 31, 1997, the Fund had a capital loss carryforward of $942,992 which will expire in 2005 if not used.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1997 aggregated $11,572,763 and $7,503,774, respectively.


10    The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

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BALANCE SHEET 10/31/97
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (including temporary cash
     investments of $4,528,000) (cost $43,542,600)                 $ 34,306,974
  Cash                                                                  137,637
  Receivables -
     Fund shares sold                                                 1,193,882
     Dividends, interest and foreign taxes withheld                      45,432
  Other                                                                   5,189
                                                                 ---------------
     Total assets                                                  $ 35,689,114
                                                                 ---------------

LIABILITIES:
  Payables -
     Investment securities purchased                               $    412,500
     Fund shares repurchased                                             96,628
  Due to affiliates                                                      56,944
  Accrued expenses                                                       58,046
                                                                 ---------------
     Total liabilities                                             $    624,118
                                                                 ---------------

NET ASSETS:
  Paid-in capital                                                  $ 45,252,734
  Accumulated net realized loss on investments
     and foreign currency transactions                                 (952,135)
  Net unrealized loss on investments                                 (9,235,626)
  Net unrealized gain on other assets and liabilities
     denominated in foreign currencies                                       23
                                                                 ---------------
     Total net assets                                              $ 35,064,996
                                                                 ===============

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $28,637,515/4,961,874 shares)                  $       5.77
                                                                 ===============
  Class B (based on $5,393,717/961,265 shares)                     $       5.61
                                                                 ===============
  Class C (based on $1,033,764/184,086 shares)                     $       5.62
                                                                 ===============

MAXIMUM OFFERING PRICE:
  Class A                                                          $       6.12
                                                                 ===============


The accompanying notes are an integral part of these financial statements.    11

Pioneer Gold Shares

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STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
For the Year Ended 10/31/97

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $29,038)       $    494,295
  Interest                                                        126,302
                                                            -------------
     Total investment income                                                        $    620,597
                                                                                   -------------
EXPENSES:
  Management fees                                                 242,889
  Transfer agent fees
     Class A                                                      102,074
     Class B                                                       17,817
     Class C                                                        1,743
  Distribution fees
     Class A                                                       76,721
     Class B                                                       51,685
     Class C                                                        9,161
  Accounting                                                       69,610
  Custodian fees                                                   18,434
  Registration fees                                                78,820
  Professional fees                                                44,167
  Printing                                                         19,560
  Fees and expenses of nonaffiliated trustees                      10,663
  Miscellaneous                                                    27,782
                                                            -------------
     Total expenses                                                                 $    771,126
          Less management fees waived by
          Pioneering Management Corporation                                              (75,447)
        Less fees paid indirectly                                                         (6,408)
                                                                                   -------------
          Net expenses                                                              $    689,271
                                                                                   -------------
          Net investment loss                                                       $    (68,674)
                                                                                   -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain(loss) from:
     Investments                                             $   (939,086)
     Forward foreign currency contracts and other assets
        and liabilities denominated in foreign currencies             264           $   (938,822)
                                                            -------------          -------------
  Change in net unrealized gain from:
     Investments                                             $(10,448,746)
     Other assets and liabilities denominated in
        foreign currencies                                             23           $(10,448,723)
                                                            -------------          -------------
     Net loss on investments and foreign currency
        transactions                                                                $(11,387,545)
                                                                                   -------------
       Net decrease in net assets resulting from operations                         $(11,456,219)
                                                                                   =============


12    The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
For the Years Ended 10/31/97 and 10/31/96

                                                          Year          Year
                                                          Ended         Ended
FROM OPERATIONS:                                        10/31/97      10/31/96
Net investment loss                                 $    (68,674)  $    (83,648)
Net realized gain (loss) on investments                 (938,822)       530,995
Change in net unrealized gain or loss on
investments and foreign currency transactions        (10,448,723)     2,157,089
                                                    ------------   ------------
   Net increase (decrease) in net assets
      resulting from operations                     $(11,456,219)  $  2,604,436
                                                    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain:
Class A ($0.09 and $0.00 per share, respectively)   $   (393,765)  $          -
Class B ($0.09 and $0.00 per share, respectively)        (56,981)             -
Class C ($0.09 and $0.00 per share, respectively)         (7,314)             -
                                                    ------------   ------------
   Total distributions to shareholders              $   (458,060)  $          -
                                                    ------------   ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                    $ 33,284,658   $ 38,017,099
Reinvestment of distributions                            396,376              -
Cost of shares repurchased                           (29,139,679)   (24,357,512)
                                                    ------------   ------------
   Net increase in net assets resulting from
      fund share transactions                       $  4,541,355   $ 13,659,587
                                                    ------------   ------------
   Net increase (decrease) in net assets            $ (7,372,924)  $ 16,264,023
NET ASSETS:
Beginning of year                                     42,437,920     26,173,897
                                                    ------------   ------------
End of year (including accumulated net
investment income of $0 and $0, respectively)       $ 35,064,996   $ 42,437,920
                                                    ============   ============

CLASS A                               '97 Shares     '97 Amount    '96 Shares     '96 Amount
Shares sold                            3,510,035   $ 24,383,526     3,215,923   $ 27,245,587
Reinvestment of distributions             46,394        346,561             -              -
Less shares repurchased               (3,207,828)   (22,320,541)   (2,190,712)   (18,357,489)
                                     -----------   ------------   -----------   ------------
  Net increase                           348,601   $  2,409,546     1,025,211   $  8,888,098
                                     ===========   ============   ===========   ============

CLASS B
Shares sold                            1,071,945   $  7,495,337     1,051,892   $  8,694,332
Reinvestment of distributions              5,848         42,746             -              -
Less shares repurchased                 (733,569)    (5,106,550)     (696,779)    (5,689,345)
                                     -----------   ------------   -----------   ------------
  Net increase                           344,224   $  2,431,533       355,113   $  3,004,987
                                     ===========   ============   ===========   ============

CLASS C*
Shares sold                              200,519   $  1,405,795       260,179   $  2,077,180
Reinvestment of distributions                967          7,069             -              -
Less shares repurchased                 (238,282)    (1,712,588)      (39,297)      (310,678)
                                     -----------   ------------   -----------   ------------
   Net increase (decrease)               (36,796)  $   (299,724)      220,882   $  1,766,502
                                     ===========   ============   ===========   ============

* Class C shares were first publicly offered on January 31, 1996.


The accompanying notes are an integral part of these financial statements.    13

Pioneer Gold Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/97
--------------------------------------------------------------------------------

                                                                Year         Year          Year          Year         Year
                                                                Ended        Ended         Ended         Ended        Ended
CLASS A                                                       10/31/97     10/31/96      10/31/95      10/31/94     10/31/93
Net asset value, beginning of year                            $  7.81       $  6.80       $  7.94       $  7.44      $  5.03
                                                              -------       -------       -------       -------      -------
Increase (decrease) from investment operations:
 Net investment loss                                          $ (0.01)      $ (0.01)      $ (0.01)      $ (0.03)     $ (0.03)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             (1.94)         1.02         (1.13)         0.53         2.44
                                                              -------       -------       -------       -------      -------
    Net increase (decrease) from investment operations        $ (1.95)      $  1.01       $ (1.14)      $  0.50      $  2.41
Distributions to shareholders from:
 Net realized gain                                              (0.09)            -             -             -            -
                                                              -------       -------       -------       -------      -------
Net increase (decrease) in net asset value                    $ (2.04)      $  1.01       $ (1.14)      $  0.50      $  2.41
                                                              -------       -------       -------       -------      -------
Net asset value, end of year                                  $  5.77       $  7.81       $  6.80       $  7.94      $  7.44
                                                              =======       =======       =======       =======      =======
Total return*                                                  (25.24)%       14.85%       (14.36)%        6.72%       47.91%
Ratio of net expenses to average net assets                      1.74%+        1.72%+        1.76%+        1.75%        1.75%
Ratio of net investment loss to average net assets              (0.08)%+      (0.13)%+      (0.16)%+      (0.40)%      (0.52)%
Portfolio turnover rate                                            22%           15%            6%            3%           6%
Average commission rate paid (1)                              $0.0418       $0.0349             -             -            -
Net assets, end of year (in thousands)                        $28,638       $36,028       $24,412       $26,168      $14,057
Ratios assuming no waiver of management fees
 and assumption of expenses by PMC
 and no reduction for fees paid indirectly:
  Net expenses                                                   1.93%         1.88%         2.28%         2.14%        3.23%
  Net investment loss                                           (0.27)%       (0.29)%       (0.68)%       (0.79)%      (2.00)%
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and reduction for
 fees paid indirectly:
  Net expenses                                                   1.72%         1.71%         1.75%            -            -
  Net investment loss                                           (0.06)%       (0.12)%       (0.15)%           -            -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+     Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


14    The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/97
--------------------------------------------------------------------------------

                                                               Year             Year            Year
                                                               Ended            Ended           Ended       4/4/94 to
CLASS B                                                      10/31/97         10/31/96        10/31/95      10/31/94
Net asset value, beginning of period                         $   7.65         $  6.73         $  7.89       $ 7.83
                                                             --------         -------         -------       ------
Increase (decrease) from investment operations:
 Net investment loss                                         $  (0.04)        $ (0.06)        $ (0.05)      $(0.03)
 Net realized and unrealized gain (loss) on investments
  and foreign currency transactions                             (1.91)           0.98           (1.11)        0.09
                                                             --------         -------         -------       ------
    Net increase (decrease) from investment operations       $  (1.95)        $  0.92         $ (1.16)      $ 0.06
Distributions to shareholders from:
 Net realized gain                                              (0.09)              -               -            -
                                                             --------         -------         -------       ------
Net increase (decrease) in net asset value                   $  (2.04)        $  0.92         $ (1.16)      $ 0.06
                                                             --------         -------         -------       ------
Net asset value, end of period                               $   5.61         $  7.65         $  6.73       $ 7.89
                                                             ========         =======         =======       ======
Total return*                                                  (25.77)%         13.67%         (14.70)%       0.77%
Ratio of net expenses to average net assets                      2.51%+          2.59%+          2.57%+       2.67%**
Ratio of net investment loss to average net assets              (0.84)%+        (1.00)%+        (1.01)%+     (1.42)%**
Portfolio turnover rate                                            22%             15%              6%           3%
Average commission rate paid (1)                             $ 0.0418         $0.0349               -            -
Net assets, end of period (in thousands)                     $  5,394         $ 4,720         $ 1,762       $  951
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction for
 fees paid indirectly:
  Net expenses                                                   2.72%           2.73%           3.12%        2.79%**
  Net investment loss                                           (1.05)%         (1.14)%         (1.56)%      (1.54)%**
Ratios assuming waiver of management fees
 and assumption of expenses by PMC and
 reduction for fees paid indirectly:
  Net expenses                                                   2.49%           2.57%           2.53%           -
  Net investment loss                                           (0.82)%         (0.98)%         (0.97)%          -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


The accompanying notes are an integral part of these financial statements.    15

Pioneer Gold Shares

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/97
--------------------------------------------------------------------------------

                                                         Year
                                                         Ended      1/31/96 to
CLASS C                                                 10/31/97     10/31/96

Net asset value, beginning of period                    $  7.65     $  8.70
                                                        -------     -------
Decrease from investment operations:
Net investment loss                                     $ (0.04)    $ (0.02)
Net realized and unrealized loss on investments
   and foreign currency transactions                      (1.90)      (1.03)
                                                        -------     -------
      Net decrease from investment operations           $ (1.94)    $ (1.05)
Distributions to shareholders from:
Net realized gain                                         (0.09)          -
                                                        -------     -------
Net decrease in net asset value                         $ (2.03)    $ (1.05)
                                                        -------     -------
Net asset value, end of period                          $  5.62     $  7.65
                                                        =======     =======
Total return*                                            (25.64)%    (12.07)%
Ratio of net expenses to average net assets                2.38%+      2.59%**+
Ratio of net investment loss to average net assets        (0.76)%+    (1.12)%**+
Portfolio turnover rate                                      22%         15%
Average commission rate paid (1)                        $0.0418     $0.0349
Net assets, end of period (in thousands)                $ 1,034     $ 1,690
Ratios assuming no waiver of management fees
  by PMC and no reduction for fees
paid indirectly:
   Net expenses                                            2.58%       2.83% **
   Net investment loss                                    (0.96)%     (1.36)%**
Ratios assuming waiver of management fees by PMC
and reduction for fees paid directly:
   Net expenses                                            2.33%       2.56% **
   Net investment loss                                    (0.71)%     (1.09)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


16    The accompanying notes are an integral part of these financial statements.

Pioneer Gold Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/97
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Gold Shares (the Fund), one of three funds that composes Pioneer Growth Trust, is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term capital appreciation.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend

Pioneer Gold Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/97                               (continued)
--------------------------------------------------------------------------------

   date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

   The Fund's investment policies present unique risks to the portfolio's value. The price of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other metals will affect the market values of the securities of the companies invested by the Fund.

B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions rep-resent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

C. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

   The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 1997, the Fund reclassified $1,178 and $67,496 from accumulated net realized loss on investments and foreign currency transactions and paid-in capital, respectively, to accumu lated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

D. Fund Shares

   The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $38,390 in underwriting commissions on the sale of fund shares during the year ended October 31, 1997.

Pioneer Gold Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/97                               (continued)
--------------------------------------------------------------------------------

E. Class Allocations

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $300 million; 0.60% of the next $200 million; 0.50% of the next $500 million; and 0.45% of the excess over $1 billion.

PMC has agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares. PMC's agreement is voluntary and temporary and may be revised or termi-nated at any time.

Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1997, $30,822 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $15,457 in transfer agent fees payable to PSC at October 31, 1997.

4. Plan of Distribution

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $10,665 in distribution fees payable to PFD at October 31, 1997.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the

Pioneer Gold Shares

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/97                               (continued)
--------------------------------------------------------------------------------

CDSC are paid to PFD. For the year ended October 31, 1997, CDSCs in the amount of $16,366 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1997, the Fund's expenses were reduced by $6,408 under such arrangements.

Pioneer Gold Shares

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and the Board of Trustees of Pioneer Gold Shares:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Gold Shares (one of the portfolios constituting Pioneer Growth Trust) as of October 31, 1997, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Gold Shares (of Pioneer Growth Trust) as of October 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 3, 1997

Pioneer Gold Shares

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees

John F. Cogan, Jr.
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser

Pioneering Management Corporation

Custodian

Brown Brothers Harriman & Co.

Independent Public Accountants

Arthur Andersen LLP

Principal Underwriter

Pioneer Funds Distributor, Inc.

Legal Counsel

Hale and Dorr LLP

Shareowner Services and Transfer Agent

Pioneering Services Corporation

Officers

John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

Pioneer Gold Shares

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                           This page for your notes.

--------------------------------------------------------------------------------
PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
--------------------------------------------------------------------------------

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

9O-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFTmoves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

--------------------------------------------------------------------------------
RETIREMENT PLANS FROM PIONEER
--------------------------------------------------------------------------------

Pioneer offers retirement plans suited to the individual investor and businesses of all sizes. For information, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA) The $2,000 maximum annual contribution may be tax-deductible; earnings are tax-deferred.

Roth IRA New in 1998, $2,000 maximum annual contributions are not tax-deductible. Earnings are tax-free for qualified withdrawals.

Plans for Small Businesses or the Self-Employed

SIMPLE (Savings Incentive Match PLan for Employees)

IRA or 401(k) Plan For firms with 100 or fewer employees.
Employees can make pre-tax contributions of up to $6,000 annually, and an employer contribution is required.

Simplified Employee Pension Plan (SEP) Self-employed people and small-business owners can make tax-deductible contributions of up to 15% of their income.

Employer-Sponsored Plans

401(k) Plan Allows employees to make pre-tax contributions. Also allows for employer contributions.

403(b) Plan Lets employees of tax-exempt organizations set aside part of their salary, before taxes, through payroll deduction.

Profit Sharing Plan Employers contribute on a discretionary basis, usually based on profits.

Age-Weighted Profit Sharing Plan Employer makes discretionary contributions based on employees' age and salary.

Money Purchase Pension Plan (MPP) Employers contribute based on a fixed formula.

         Most retirement plan withdrawals must meet specific conditions to avoid penalties.

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds

Global/International

Pioneer Emerging Markets Fund
Pioneer Europe Fund
Pioneer Gold Shares
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

United States

Pioneer Capital Growth Fund
Pioneer Growth Shares
Pioneer Micro-Cap Fund*
Pioneer Mid-Cap Fund
Pioneer Small Company Fund

Growth and Income Funds

Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II

Income Funds

Taxable

Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Short-Term Income Trust*

Tax-Exempt

Pioneer Intermediate Tax-Free Fund
Pioneer Tax-Free Income Fund

Money Market Fund

Pioneer Cash Reserves Fund

*0ffers Class A and B Shares only

--------------------------------------------------------------------------------
HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, propectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[Pioneer LOGO]  Pioneer Funds Distributor, Inc.
                60 State Street
                Boston, Massachusetts 02109
                www.pioneerfunds.com

1297-4643
(c)  Pioneer Funds Distributor, Inc.
[Recycle LOGO]  Printed on Recycled Paper